POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995                            /s/ J. Steven Wilson
                                                 --------------------------
                                                 J. Steven Wilson, Director






                            POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995                     /s/ Russell A. Belinsky
                                           ------------------------------
                                           Russell A. Belinsky, Director






                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995              /s/ Ernest D. Bennett, III
                                     -------------------------------
                                     Ernest D. Bennett, III, Director






                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995                 /s/ Daryl J. Butcher
                                      ---------------------------
                                      Daryl J. Butcher, Director






                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995                /s/ William C. Scott
                                      ---------------------------
                                      William C. Scott, Director






                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994, and any or all amendments thereto, and to file same with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



Dated:  January 24, 1995               /s/ Philip L. Herrington
                                      -----------------------------
                                      Philip L. Herrington, Director